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                                                                   Exhibit 10.27

                     ALLONGE TO WARRANT DATED JUNE 18, 2002


            Reference is hereby made to the Common Stock Purchase Warrant dated June 18, 2002 (the "Warrant") granting Laurus Master Fund, Ltd. ("Laurus") the right to purchase of 250,000 shares of common stock of Briazz, Inc., a Washington corporation (the "Company"), with principal offices located at 3901 7th Avenue South, Suite 200, Seattle, WA 98108.

            The Company and Laurus hereby agree to amend the Warrant in accordance with the following terms:

            1.  The Purchase Price, as defined in the Warrant, shall be $.10;

            2. Section 1.1 of the Warrant shall be amended by adding the following to the end of such Section 1.1:

                      "Notwithstanding the foregoing, the Holder shall not be
            permitted to exercise this Warrant until the earlier of (i) June 30, 2003 or (ii) the closing on an investment in the Company by Deutsche Bank, or any of its affiliates."

            3. There are no other modifications to the Warrant.


Dated:  February 26, 2003
                                           BRIAZZ, INC.

                                           By: /s/ Victor D. Alhadeff
                                               --------------------------------
                                           Name/Title: Victor D. Alhadeff, CEO
                                                       ------------------------
                                           Dated: March 4, 2003
                                                  -----------------------------




AGREED AND ACCEPTED:

LAURUS MASTER FUND, LTD.


By: /s/ David Grin
    --------------------------------